STERLING CAPITAL FUNDS

SUPPLEMENT DATED SEPTEMBER 20, 2024

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS AND THE

INSTITUTIONAL AND CLASS R6 SHARES PROSPECTUS,

EACH DATED FEBRUARY 1, 2024, AS SUPPLEMENTED

This Supplement provides new and additional information beyond that contained in the Class A and Class C Shares Prospectus (the “Retail Prospectus”) and the Institutional and Class R6 Shares Prospectus (the “Institutional Prospectus”), each dated February 1, 2024, as supplemented:

Sterling Capital Management LLC (“Sterling Capital”) serves as the investment adviser to each of the series (the “Funds”) of Sterling Capital Funds. As previously disclosed in a July 2, 2024 supplement to the Funds’ Retail Prospectus and Institutional Prospectus, on July 2, 2024, Guardian Capital LLC acquired 100% of the ownership interests of Sterling Capital from Truist Financial Corporation (the “Acquisition”).

Pursuant to the requirements of the Investment Company Act of 1940 (“1940 Act”) and the terms of the prior investment advisory agreement between Sterling Capital and the Sterling Capital Funds, on behalf of each Fund (the “Prior Agreement”), the Acquisition resulted in the automatic termination of the Prior Agreement as of July 2, 2024.

In anticipation of the termination of the Prior Agreement, the Board of Trustees of Sterling Capital Funds approved a new investment advisory agreement containing substantially similar terms as the current investment advisory agreement with Sterling Capital, including identical advisory fees (the “New Agreement”). In anticipation of the termination of the Prior Agreement, the Board of Trustees also approved an interim investment advisory agreement (the “Interim Agreement”) to take effect for any Funds that did not receive the requisite approval by shareholders of the New Agreement by July 2, 2024. The Interim Agreement had identical advisory fees for each of the Funds as compared to under the Prior Agreement, and had substantially similar terms and conditions to the Prior Agreement, except for: (i) the compensation earned by Sterling Capital under the Interim Agreement with respect to any Fund would be held in an escrow account with the Fund’s custodian or a bank pending shareholder approval of the New Agreement with respect to the Fund; (ii) the Interim Agreement would terminate with respect to a Fund on the sooner of the effectiveness of the New Agreement with respect to that Fund or the expiration of 150 days after the date of the closing of the Acquisition; and (iii) certain other provisions required by Rule 15a-4 under the 1940 Act.

As previously disclosed in the July 2, 2024 supplement, at a special shareholder meeting held on June 24, 2024, shareholders of each of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund, Sterling Capital Behavioral Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Quality Income Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, and Sterling Capital West Virginia Intermediate Tax-Free Fund (the “July Approved Funds”), approved the New Agreement with respect to each such Fund. Accordingly, the New Agreement took effect with respect to each of the July Approved Funds as of July 2, 2024, and these Funds did not operate under the Interim Agreement.

At a special shareholder meeting held on August 29, 2024, shareholders of each of Sterling Capital Small Cap Value Fund, Sterling Capital Special Opportunities Fund and Sterling Capital Total Return Bond Fund (the “August Approved Funds”) approved the New Agreement with respect to each such Fund. Accordingly, the New Agreement took effect with respect to each of the August Approved Funds as of August 29, 2024. These Funds operated under the Interim Agreement during the period from July 2, 2024 until August 29, 2024.

At a special shareholder meeting held on September 17, 2024, shareholders of Sterling Capital Equity Income Fund approved the New Agreement. Accordingly, the New Agreement took effect with respect to Sterling Capital Equity Income Fund as of September 17, 2024. Sterling Capital Equity Income Fund operated under the Interim Agreement during the period from July 2, 2024 until September 17, 2024.

Any compensation earned by Sterling Capital, pursuant to the Interim Agreement, was held in escrow until each Fund received shareholder approval of the New Agreement.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.